EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Sooner Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, R.C. Cunningham III, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 7, 2009

                                                         /s/ R.C. Cunningham III
                                                         -----------------------
                                                         R.C.  Cunningham  III
                                                         Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Sooner Holdings, Inc. and will be retained by Sooner Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.